ASSIGNMENT OF SERVICE AGREEMENTS

     For Ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, Angeles Partners XIV, a California limited partnership, (the "Assignor") hereby transfers, conveys and assigns unto ABMD, LTD., an Ohio limited liability company, (the "Assignee") all of the right, title and interest of the Assignor in and to all service agreements written or oral, currently in force and effect with respect to that certain office building being sold by Assignor to Assignee as of the date hereof located at 6680 Poe Avenue, Vandalia, Ohio, commonly known as Park Center II, a brief description of such service agreements being set forth on Exhibit "A" attached hereto and incorporated herein by reference.

     IN WITNESS  WHEREOF, the  Assignor has  executed the  within Assignment  of
Service Agreements effective as of this      day of July, 1996.


                         ANGELES PARTNERS XIV, a
                         California limited partnership

                         By:  Angeles Realty Corporation II, a
                              California corporation
                              (General Partner)
ATTEST:

/s/Kelley M. Buechler    By:  /s/Robert D. Long, Jr.

Assistant Secretary

                         Its: Vice President